Employee Benefit Plan	9 Months Ended
Sep. 30, 2018
Retirement Benefits [Abstract]
Employee Benefit Plan

Note 12 - Employee Benefit Plan

Thunder Ridge maintains a Health, Welfare, and Pension plan for eligible employees in accordance with the Department of Labor under the Service Contract Act. These payments are earned on all eligible hours up to the maximum of 40 hours per week and are determined based on the hourly rates set by the Department of Labor depending on the employee’s work location and specific vehicle type. Employer contributions for the four months ended September 30, 2018 were approximately $450,000. These amounts are included in cost of goods sold on the condensed consolidated statements of operations.